Income taxes - DTL (Detail 3.2) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Disclosure Of Temporary Difference Unused Tax Losses And Unused Tax Credits [Table]
Cash flow hedges	$ 118	$ 425
Other	183	139
Total deferred tax liabilities	300	564
UBS AG
Disclosure Of Temporary Difference Unused Tax Losses And Unused Tax Credits [Table]
Cash flow hedges	118	425
Other	179	133
Total deferred tax liabilities	$ 297	$ 558